Acquisition of SPT	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisition of SPT

24. Acquisition of SPT

On July 31, 2015, the Company acquired SPT from a company jointly-owned by Teekay and a Norway-based marine transportation company, I.M. Skaugen SE, for a cash purchase price of $47.3 million (including $1.8 million for working capital). To finance this acquisition, Teekay subscribed for approximately 6.5 million shares of the Company’s Class B common stock at a subscription price of approximately $6.99 per share. SPT provides a full suite of ship-to-ship transfer services in the oil, gas and dry bulk industries. In addition to full service lightering and lightering support, it also provides consultancy, terminal management and project development services. This acquisition establishes the Company as a leading global company in the ship-to-ship transfer business, which is expected to increase the Company’s fee-based revenue and its overall fleet utilization. SPT owns and operates a fleet of six ship-to-ship support vessels.

The acquisition of SPT was accounted for using the acquisition method of accounting, based upon preliminary estimates of fair value.

The following table summarizes the preliminary estimates of fair values of the SPT assets acquired and liabilities assumed by the Company on the acquisition date. The Company is continuing to obtain information to finalize the estimated fair value of the SPT assets acquired and liabilities assumed and expects to complete this process as soon as practicable, but no later than one year from the acquisition date.

As at
July 31, 2015
ASSETS	$
Cash, cash equivalents and short-term restricted cash	1,292
Accounts receivable	10,332
Prepaid expenses and other current assets	3,763
Vessels and equipment	6,475
Other assets	143
Intangible assets subject to amortization
Customer relationships (1)	30,879

Total assets acquired	52,884

Accounts payable	(3,650)
Accrued liabilities	(3,276)

Total Liabilities assumed	(6,926)

Net assets acquired (2)	45,958

(1)

The customer relationships are being amortized over 10 years. Aggregate amortization expense of intangible assets for the year ended December 31, 2015 was $2.0 million (excluding the retroactive adjustment described in note 2 below), which is included in depreciation and amortization. Amortization of intangible assets for the five fiscal years subsequent to 2015 is expected to be $3.1 million (2016), $3.1 million (2017), $3.1 million (2018), $3.1 million (2019), $3.1 million (2020) and $14.1 million (thereafter). As at December 31, 2015, the gross carrying amount, accumulated amortization and net carrying amount were $30.9 million, $1.3 million and $29.6 million, respectively.

(2)

Prior to the SPT acquisition date, SPT had in-chartered the SPT Explorer from Teekay, which was acquired by the Company in December 2015. Retroactively adjusting the Company’s consolidated financial statements for the acquisition of the SPT Explorer has resulted in $1.4 million of the SPT acquisition purchase price being characterized as the settlement of a pre-existing relationship. Such amount has been accounted for as a reduction to revenue on the SPT acquisition date.

Operating results of SPT are reflected in the Company’s consolidated financial statements commencing July 31, 2015, the effective date of acquisition. For the year ended December 31, 2015, the Company recognized $33.1 million of revenues and net income of $0.3 million resulting from this acquisition. The following table provides comparative summarized consolidated pro forma financial information for the Company for the years ended December 31, 2015 and 2014, giving effect to the Company’s acquisition of SPT as if it had taken place on January 1, 2014:

	Unaudited Pro Forma	Unaudited Pro Forma
	Year ended	Year ended
	December 31, 2015	December 31, 2014
Revenues	549,893	304,523
Net Income	174,275	53,269
Earnings per common share:
Basic	1.30	0.58
Diluted	1.30	0.57